SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934.


                              December 20, 1996
                                Date of Report
                       (Date of earliest event reported)

                          BONNEVILLE PACIFIC, CORPORATION
            (Exact name of Registrant as specified in its charter)


               Delaware           0-14846                 87-0363215
              State of         Commission File No.     IRS Employer
            Incorporation                             Identification No.


                            50 West 300 South, Suite 300
                            Salt Lake City, UT 84101
                   (Address of principal executive offices)

                                (801) 363-2520
                        (Registrant's telephone number)



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Item 4.  Change in Registrant's Certifying Accountant

     On December 5, 1991, the Registrant filed a petition in the United States Bankruptcy Court for the District of Utah, Central Division, Case No.91A-27701, seeking protection under Chapter 11 of the Federal Bankruptcy Code. Subsequent to the filing of such petition, the Registrant applied to the Securities and Exchange Commission (the "Commission") to modify the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). On April 9, 1992, the Commission indicated that it would raise no objection if the Registrant modified its reporting obligations under the Exchange Act. Accordingly, the Registrant has not had audited financial statements since 1990 and has had not retained any independent accountant to audit its financial statements since such date. Roger G. Segal was appointed as the Trustee of the Registrant (the "Trustee") on June 12, 1992 and has served as Trustee since that date.

     Subsequent to June 12, 1992, the Trustee did not reappoint and did not use the services of the Registrant's former independent certifying accountant and eventually initiated litigation against such accounting firm (as well as against other persons and entities) alleging breach of duty, malpractice and other wrong doings. The litigation against the former independent certifying accountant was ultimately settled without it admitting any liability for the claims made by the Trustee. Such accounting firm paid the Trustee $65,000,000 as part of such settlement.

     During the last two years, the Registrant has settled a number of the claims which it had made against members of former management, various professionals and others. As a result of such settlements and the improved operating results of the Registrant's continuing operations, the Trustee believes that it is now in the best interests of the Bankruptcy Estate for the Registrant to obtain audits of the financial statements for the last two fiscal years and for the fiscal year ending December 31, 1996.

     After  reviewing  the  Registrant's  auditing  requirements,  and the costs associated  therewith,  in  December,  1996,  the  Trustee  determined  that the accounting firm of Hein + Associates LLP be appointed as the Registrant's certifying independent public accountant. Hein + Associates LLP has been the auditor of the Registrant's wholly-owned subsidiary, Bonneville Fuels Corporation, since 1994. The Trustee filed an Application requesting the Bankruptcy Court's approval of the appointment of such accounting firm as the Registrant's independent certifying accountant for the fiscal years ended December 31, 1994, 1995 and 1996.

     On December 20, 1996, the Bankruptcy Court signed an Order authorizing the appointment of Hein + Associates LLP as the Registrant's independent certifying accountant for the fiscal years ended December 31, 1994, 1995 and 1996 effective as of December 20, 1996.




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                                   SIGNATURE

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 24, 1996


                               Bonneville Pacific Corporation.



                               By   /s/ Roger G. Segal
                                    Roger G. Segal, Chapter ll Trustee


                               By    /s/ R. Steven Blackham
                                     R. Steven Blackham, Assistant Controller